Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
RPAR Risk Parity ETF
(RPAR)
Listed on NYSE Arca, Inc.
December 29, 2021
Supplement to the Prospectus, Summary Prospectus
and Statement of Additional Information (“SAI”),
each dated March 31, 2021, as previously supplemented

The Board of Trustees of Tidal ETF Trust, on behalf of the RPAR Risk Parity ETF (the “Fund”), has approved a change to the Fund’s fiscal year end from November 30 to December 31. The implementation of the change to the Fund’s fiscal year end will result in an additional audit of the Fund’s financial statements and an annual shareholder report for the period ending December 31, 2021.

Please retain this Supplement with your Prospectus, Summary Prospectus, and SAI for future reference.